UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 7, 2008

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

          Item 7.01 Regulation FD Disclosure

          First Financial Holdings, Inc. (the "Company") (NASDAQ GSM: FFCH), today announced that, through an arrangement with Howe Barnes Hoefer & Arnett, Inc., it will make individual presentations to several institutional investors at the Carolinas Bank Investor Forum. A. Thomas Hood, First Financial's President and Chief Executive Officer, and R. Wayne Hall, Executive Vice President and Chief Financial Officer, will make the presentations at the Forum May 7, 2008 on Kiawah Island, SC.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits

                    Exhibit (99.1) Press release of First Financial Holdings, Inc. dated May 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ R. Wayne Hall

R. Wayne Hall
Executive Vice President, Finance
and Chief Financial Officer

Date: May 7, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of First Financial Holdings, Inc. dated May 7, 2008.